UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2025

Altus Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Atlantic Street, 6th Floor

Stamford, CT 06902

(Address of principal executive offices and zip code)

(203) 698-0090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	AMPS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition

On March 17, 2025, Altus Power, Inc. (“Altus Power” or the “Company”) issued a press release announcing its results for the fiscal quarter and fiscal year ended December 31, 2024. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information in this Item 2.02 to this Form 8-K and the exhibits attached hereto pursuant to this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 - Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release issued by Altus Power, Inc. dated March 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of March, 2025.

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Chief Executive Officer and Director